                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): December 17, 2001

                            COMSTOCK RESOURCES, INC.

             (Exact name of registrant as specified in its charter)

 STATE OF NEVADA                     000-16741                 94-1667468
  (State or other            (Commission of File Number)    (I.R.S. Employer
jurisdiction incorporation)                                Identification Number)

                         5300 Town And Country Boulevard
                                    Suite 500
                               Frisco, Texas 75034
                    (Address of principal executive offices)

                                 (972) 668-8800
                          (Registrant's Telephone No.)

Item 2. Acquisition or Disposition of Assets.

     Pursuant to the Agreement  and Plan of Merger dated  November 12, 2001 (the
"Merger  Agreement"),  by and between Comstock  Resources,  Inc., the Registrant
("Comstock"),  Comstock Holdings, Inc. ("Holdings"),  a Delaware corporation and
wholly  owned   subsidiary   of  Comstock,   Comstock   Acquisition   Inc.  (the
"Purchaser"),  a Delaware corporation and a wholly owned subsidiary of Holdings, and DevX Energy,  Inc., a Delaware corporation  ("DevX"),  the Purchaser made an offer to  purchase,  through  a cash  tender  offer  (the  "Offer"),  all of the outstanding  shares of common stock of DevX ("Shares") for $7.32 per Share,  net to the seller,  without interest.  The Offer expired at 12:00 midnight, New York
City time, on Thursday,  December 13, 2001. Based on information provided by the
American Stock Transfer and Trust  Company,  the Depositary of the Offer,  as of
the  expiration  of the  Offer,  12,283,728  Shares  had been  tendered  and not withdrawn  representing  approximately 97% of the issued and outstanding Shares.
Purchaser has accepted for purchase and payment all shares validly  tendered and not withdrawn pursuant to the Offer.  Comstock issued a press release announcing the  acceptance  of Shares,  a copy of which is filed as  Exhibit  (a)(1) to the
Schedule TO/A filed by Comstock, Holdings and Purchaser on December 17, 2001.

     On  December  17,  2001,  Comstock  completed  the  acquisition  of DevX by effecting  a  short-form  merger  under  Section  253  of the  Delaware  General
Corporation  Law,  whereby the Purchaser was merged with and into DevX, and each
Share of DevX common stock not  previously  purchased in the Offer was converted into the right to receive $7.32 per Share in cash,  without interest (subject to applicable  dissenter's rights). DevX was the entity surviving the merger and is now an  indirect  wholly  owned  subsidiary  of  Comstock.  A copy of the Merger
Agreement  is filed as  Exhibit  (d)(1) to the  Schedule  TO filed by  Comstock,
Holdings and Purchaser on November 15, 2001.

     The total amount of funds required by Purchaser to consummate the Offer and the Merger and to pay the fees and  expenses  related  thereto is  estimated  by
Comstock to have been approximately $93 million.  The funds used by Purchaser to effect these  transactions were provided by Comstock to the Purchaser.  Comstock obtained these funds from its new $350 million Senior Secured  Revolving  Credit
Facility  being  provided by TD Securities  (USA) Inc. (the "Credit  Facility").
Please see the  disclosure  under  Item 5 of this Form 8-K for more  information about the Credit Facility.

Item 5. Other Events.

     (A) As  stated  above,  Comstock  entered  into a new $350  million  Credit
Facility on December 17,  2001.  The Credit  Facility is a three year  revolving credit  facility and has an initial  borrowing base of $270 million.  The Credit
Facility will be used to, among other purposes,  refinance  Comstock's  existing bank debt and to finance the  acquisition  of the  Shares.  A copy of the Credit
Agreement by and among  Comstock,  each lender from time to time party  thereto,
Toronto Dominion (Texas),  Inc., as administrative  agent, and  Toronto-Dominion
Bank,  as Issuing  Bank,  dated as of December 17, 2001,  is attached  hereto as
Exhibit 10.1.

     Indebtedness  under the Credit Facility is secured by substantially  all of
Comstock's and its subsidiaries'  assets. The subsidiaries are guarantors of the
indebtedness.   The  Credit   Facility   will  be  subject  to  borrowing   base

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availability,  which  will be  redetermined  semiannually  based  on the  banks'
estimates of the future net cash flows of the borrower's oil and gas properties.
The  borrowing  base  may be  affected  by  the  performance  of the  borrower's properties and changes in oil and gas prices. The determination of the borrowing base will be at the sole  discretion  of the  administrative  agent and the bank group.  The revolving  credit line under the Credit Facility will bear interest, based on the  utilization  of the  borrowing  base, at the option of Comstock at either  (i) LIBOR plus 1.5% to 2.375% or (ii) the base rate plus 0.5% to 1.375%.
The Credit  Facility  will  mature  January 2, 2005  anniversary  of the closing thereof or such earlier date as Comstock may elect. The Credit Facility contains covenants  that,  among other  things,  restrict the payment of cash  dividends, limit the amount of consolidated  debt and limit the borrower's  ability to make certain loans and investments.  Financial covenants include the maintenance of a current ratio,  maintenance of tangible net worth and maintenance of an interest coverage ratio.

     (B) On December  19 and 20,  2001,  DevX  repurchased  approximately  $49.8 million of the  outstanding $50 million of DevX's 12.5% Senior Notes due in 2008 for 110% of the principal amount plus accrued interest.

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Item 7. Financial Statements and Exhibits.

     (a) Financial Statements of Business Acquired.

The financial  statements of the business acquired as required by this Item will be  filed  by an  amendment  to  this  Current  Report  on  Form  8-K as soon as practicable, but no later than 60 days after the date that the initial report on
Form 8-K must be filed.

     (b) Pro Forma Financial Information.

The pro forma financial information as required by this Item will be filed by an amendment  to this  Current  Report on Form 8-K as soon as  practicable,  but no later  than 60 days after the date that the  initial  report on Form 8-K must be filed.

     (c) Exhibits

          2.1  Agreement  and Plan of Merger  among  Comstock  Resources,  Inc.,
               Comstock  Holdings,  Inc.,  Comstock  Acquisition  Inc.  and DevX
               Energy,  Inc. dated as of November 12, 2001 (incorporated  herein by reference to Exhibit  (d)(1) to the Tender Offer  Statement on
               Schedule TO filed by the Company on November 15, 2001)

          10.1 Credit  Agreement,  dated as of December 17,  2001,  by and among
               Comstock Resources,  Inc., as borrower,  each lender from time to
               time  party  thereto,   Toronto   Dominion   (Texas),   Inc.,  as
               administrative agent, and Toronto-Dominion Bank, as Issuing Bank

          99.1 Press Release issued by Comstock Resources,  Inc. on December 17,
               2001  (incorporated  herein by reference to Exhibit (a)(1) to the
               Tender Offer  Statement on Schedule  TO/A filed by the Company on
               December 17, 2001)

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                                   SIGNATURES

     Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, as amended,  the  Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       COMSTOCK RESOURCES, INC.

Dated: December 21, 2001               By: /s/ M. Jay Allison
                                           -------------------
                                           M. Jay Allison
                                           President and Chief Executive Officer

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EXHIBIT INDEX

          Item
         Number                 Description

          2.1  Agreement  and Plan of Merger  among  Comstock  Resources,  Inc.,
               Comstock  Holdings,  Inc.,  Comstock  Acquisition  Inc.  and DevX
               Energy,  Inc. dated as of November 12, 2001 (incorporated  herein by reference to Exhibit  (d)(1) to the Tender Offer  Statement on
               Schedule TO filed by the Company on November 15, 2001)

          10.1 Credit  Agreement,  dated as of December 17,  2001,  by and among
               Comstock Resources,  Inc., as borrower,  each lender from time to
               time  party  thereto,   Toronto   Dominion   (Texas),   Inc.,  as
               administrative agent, and Toronto-Dominion Bank, as Issuing Bank

          99.1 Press Release issued by Comstock Resources,  Inc. on December 17,
               2001  (incorporated  herein by reference to Exhibit (a)(1) to the
               Tender  Offer  Statement  on  Schedule TO filed by the Company on
               December 17, 2001)